Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) dated June 6, 2023 is entered into by and among the selling shareholder set forth on the signature page (the “Selling Shareholder”) of shares of common stock (the “Shares”) of Yijia Group Corp. (“Yijia” or the “Company”), with principal executive office at 30 N Gould St, Suite 22545, Sheridan, WY 82801, and the buyer set forth on the signature page (the “Buyer”). The Buyer and the Selling Shareholder are sometimes hereinafter collectively referred to as the “Parties.”

WHEREAS, the Selling Shareholder is the legal and beneficial owner of 5,066,250 shares with par value $0.001 per share of common stock of the Company (the “Shares”), a company incorporated under the laws of Nevada, United States;

WHEREAS, for a total consideration of Four Hundred Seventy Thousand Five Hundred Sixty-Two U.S. dollars ($470,562 USD), the Selling Shareholder desires to transfer and sell to the Buyer all right, title and interest in a total of 5,066,250 Shares, and the Buyer intends to purchase all such right, title and interest in such Shares (the “Sale”);

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.       Sale of Shares.

(a)        Shares to be Acquired. At the Closing (to be defined below), and upon the terms and subject to the conditions of this Agreement, and upon the representations, warranties and covenants herein made, the Selling Shareholder shall transfer and sell to the Buyer, and the Buyer shall purchase from the Selling Shareholder, a total of 5,066,250 Shares, for the Purchase Price hereinafter set forth.

(b)        Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, upon the representations, warranties and covenants made herein, and in exchange for the Shares, the Buyer shall make payment to the Selling Shareholder in the manner described herein and in Section 1(c) in an aggregate amount equal Four Hundred Seventy Thousand Five Hundred Sixty-Two U.S. dollars ($470,562 USD) (the “Purchase Price”) in immediately available funds, which funds shall be delivered to the Escrow Account held by the Escrow Agent within one (1) business day upon the execution of this Agreement and which shall be distributed to the Selling Shareholder as instructed upon Closing of the Sale.

(c)        Escrow Account. The Parties hereby agree to establish an escrow account (the “Escrow Account”) with Sichenzia Ross Ference LLP, a New York limited liability partnership (the “Escrow Agent”) whereby the Escrow Agent shall hold the Purchase Price as contemplated by the Escrow Agreement substantially in the form attached herein as Exhibit A.

2.       Conditions Precedent. The obligations of the Buyer hereunder shall be subject to the fulfillment of the conditions that:

(a)        the Company shall provide to the Buyer documentary proof of cancellation or payment of all of the Company’s and its subsidiaries’ (including consolidated affiliated entities or variable interest entities) debts, such proof being satisfactory in the sole and absolute discretion of the Buyer,

(b)        the Company shall have filed its annual report on Form 10-K for the year ended April 30, 2023,

(c)        following the filing of Form 10-K for the year ended April 30, 2023, the Company shall provide or procure its auditors to provide all audit working papers, drafts and records to the Buyer or such other person as the Buyer shall designate,

(d)        the Buyer shall have completed due diligence on the Company to his satisfaction, in his sole and absolute discretion,

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(e)        Mr. Barry Sytner shall have appointed certain individuals designated by the Buyer to the Board of Directors of the Company and then resigned from any and all of his positions at the Company, and

(f)        the Selling Shareholder shall have provided documentary proof of his acquisition of the Shares he holds (e.g. by providing a copy of the securities purchase agreement and proof of payment), as well as the origin of such Shares originating back to their initial issuance by the Company, including proof of any intermediate transfers, such proof being satisfactory in the sole and absolute discretion of the Buyer.

3.       Representations and Warranties of the Selling Shareholder. The Selling Shareholder hereby represents and warrants to the Buyer, as of the date herein and the Closing, which representations and warranties shall survive the Closing, the following:

(a)       The Shares are wholly-owned by the Selling Shareholder free and clear of all liens, agreements, security interests, claims, charges and encumbrances of any kind and nature and no third party holds any right or interest (beneficial or otherwise) in the Shares. The Shares are not subject to any restrictions, directly or indirectly, with respect to their transferability or any other restrictions, other than the existing restriction legend on the restricted Shares. The Selling Shareholder owns no other equity securities in the Company other than the 5,066,250 Shares subject to the Sale.

(b)       This Agreement is the valid and binding obligation of the Selling Shareholder, enforceable against Selling Shareholder in accordance with its terms. The Selling Shareholder has full power and authority to enter into and consummate this Agreement and sell the Shares, and the consent of no other party or entity is necessary for the consummation of the transactions contemplated herein. The execution, delivery and performance by the Selling Shareholder of this Agreement will not result in any violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of applicable law or regulation to which the Selling Shareholder is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound, or result in the creation of any lien upon any of the properties or assets of the Selling Shareholder pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Selling Shareholder.

4.       Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to the Selling Shareholder, which representations and warranties shall survive the Closing, the following:

(a)       The Buyer has all requisite power and authority to execute, deliver and perform this Agreement and the other agreements, certificates and instruments to be executed by the Buyer in connection with or pursuant to this Agreement. Upon execution and delivery by the Buyer at the Closing, this Agreement is a legal, valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b)       The Buyer understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, Selling Shareholder or the Shares.

(c)       The Buyer is not a “U.S. Person” as defined in Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). At the time the sale of the Shares was originated, the Buyer was outside the United States.

(d)       The Buyer is (i) sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Shares and (ii) able to bear the economic risk of his investment in the Shares.

(e)       The Buyer did not learn of the investment in the Shares as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of the Company or its Shares.

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(f)       The Buyer acknowledges and understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future, in accordance with the terms of this Agreement, the Buyer decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only: (i) pursuant to an effective registration statement filed under the Securities Act, (ii) pursuant to an exemption from registration under Rule 144 promulgated thereunder (“Rule 144”), if available (it being acknowledged by the Buyer that, for purposes of Rule 144, the Buyer may be acquiring the Shares from an “affiliate” (as defined in Rule 144) of the Company), or (iii) pursuant to any available other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. The Buyer agrees that if any assignment, disposition, transfer, pledge of or similar action with respect to the Shares or any interest therein is proposed to be made by the Buyer or its affiliates, as a condition precedent to any such action, the Buyer shall be required to deliver to the Company an opinion of counsel satisfactory to the Company that such action does not violate the Securities Act or the rules and regulations promulgated thereunder. Absent registration or an available exemption from registration, the Buyer agrees that it will not take any such action with respect to the Shares.

(g)       The Buyer is purchasing the Shares solely for investment purposes, for its own account and not for the account or benefit of any U.S. person, and not with a view towards the distribution or dissemination thereof and the Buyer has no present arrangement to sell the interest in the Shares to or through any person or entity. The Buyer understands that the Shares must be held indefinitely unless such Shares are resold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

(h)       The execution, delivery and performance of this Agreement by the Buyer will not conflict with or result in the breach of any term or provision of, or violate or constitute a default under, any material agreement, to which the Buyer is a party or by which the Buyer is in any way bound or obligated.

(i)       No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Buyer in connection with the transactions contemplated by this Agreement.

5.       Payments and Closing.

(a)       Time; Place; Outcome. The closing of the Sale of the Shares (the “Closing”) will take place on the date agreed upon by both Buyer and Selling Shareholder, but in any event no later June 15, 2023, unless agreed to a later date by all of the Parties. At the Closing, Selling Shareholder shall transfer to the Buyer clear and marketable title to the Shares, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind (other than as provided in Section 3 above), by delivering to the Buyer the certificates for the Shares in negotiable form, duly endorsed in blank, or with stock transfer powers executed and attached thereto, and subject to the terms of the Escrow Agreement, the Escrow Agent shall be paid its fees by the Buyer, and deliver the funds representing the Purchase Price paid by the Buyer to the Selling Shareholder or his nominee as instructed pursuant to the Escrow Agreement.

(b)       Conditions Precedent to Buyer’s Closing Obligations. The obligations of the Buyer at the Closing shall be subject to the satisfaction on or prior to the Closing of the following conditions precedent, any one or more of which may be waived by the Buyer:

(i)       Representations and Warranties. The representations and warranties by Selling Shareholder herein shall be true and accurate on and as of the Closing.

(ii)       Performance. The Selling Shareholder shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by them prior to or at the Closing.

(iii)      Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be presented and delivered to the Buyer, shall be satisfactory in substance and form to the Buyer or his counsel, and the Buyer or his counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

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(iv)       Conditions Precedent. The conditions set out in Section 2 shall have been satisfied in the sole and absolute discretion of the Buyer.

(v)        Escrow Agreement. The escrow agreement substantially in the form set out in Exhibit A shall have been executed by the parties named therein (“Escrow Agreement”).

(c)       Conditions Precedent to Selling Shareholder’ Closing Obligations. The obligations of the Selling Shareholder at Closing shall be subject to the satisfaction, on or prior to the Closing, of the following conditions precedent, any one or more of which may be waived by the Selling Shareholder.

(i)        Representations and Warranties. The representations and warranties of the Buyer herein shall be true and accurate on and as of the Closing.

(ii)        Performance. The Buyer shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by them prior to or at the Closing.

(iii)       Consents; Authorizations. The Buyer shall have secured all permits, consents and authorizations, if any, that shall be necessary or required to lawfully consummate this transaction.

(iv)       Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Selling Shareholder or his counsel, and Selling Shareholder or his counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

(v)       Escrow Agreement. The Escrow Agreement substantially in the form set out in Exhibit A shall have been executed by the parties named therein.

(d)       At any time and from time to time after the Closing, the Parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

6.       Miscellaneous.

(a)       Entire Agreement. This Agreement, including its exhibits and schedules, shall contain the entire understanding of the Parties and supersedes all previous verbal and written agreements. There are no other agreements, representations, or warranties set forth herein.

(b)       Notices. All notices or other documents under this Agreement shall be in writing and delivered in person or mailed by certified mail, postage prepaid, addressed to the relevant Party.

(c)       Waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

(d)       Survival of Agreements. All agreements, covenants, representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

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(e)       Events of Termination. Anything herein or elsewhere to contrary notwithstanding, this Agreement may be terminated at any time before the Closing of the Sales of the Shares by mutual written consent of the Parties.

(f)       Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. Parties shall submit to the jurisdiction of any state or federal court sitting in the State of New York, in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Parties shall waive any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waive any bond, surety, or other security that might be required of any other Party with respect thereto. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

(g)       Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Parties and their respective successors and assigns.

(h)       Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(i)       Headings. The descriptive headings of the Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

[Signature page follows]

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[Signature Page to the SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

SELLING SHAREHOLDER:
Barry Sytner By: /s/ Barry Sytner Name: Barry Sytner

BUYER:

Xianchang Ma By: /s/ Xianchang Ma Name: Xianchang Ma

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Exhibit A

Form of Escrow Agreement

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